UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): February 6, 2026

PRAXIS PRECISION MEDICINES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-39620	47-5195942
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Praxis Precision Medicines, Inc.
99 High Street, 30th Floor
Boston, Massachusetts 02110
(Address of principal executive offices, including zip code)
(617) 300-8460
(Registrant’s telephone number, including area code)
Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trade Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	PRAX	The Nasdaq Global Select Market
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).
Emerging growth company  ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On January 8, 2026, Praxis Precision Medicines, Inc. (the “Company”) filed a Current Report on Form 8-K (the “Initial 8-K”) disclosing that the Board of Directors of the Company (the “Board”) elected Jeffrey B. Kindler and Stuart A. Arbuckle to the Board, each as a Class II director, effective January 8, 2026. At the time of filing the Initial 8-K, the Board had not made a determination regarding any committee assignments for Mr. Kindler or Mr. Arbuckle.
This Current Report on Form 8-K/A amends the Initial 8-K to disclose that on and effective February 6, 2026, upon the recommendations of the Nominating and Corporate Governance Committee of the Board (the “Nominating Committee”), the Board appointed Mr. Kindler as a member of the Audit Committee of the Board and the Nominating Committee and Mr. Arbuckle as a member of the Compensation Committee of the Board (the “Compensation Committee”) and the Science and Technology Committee of the Board.
In addition, on February 6, 2026, upon the recommendation of the Compensation Committee, the Board amended and restated the Company's Non-Employee Director Compensation Policy (the “Policy”), which is filed as Exhibit 99.1 to this Current Report on Form 8-K/A. In connection with their appointments and under the Policy, Mr. Kindler and Mr. Arbuckle were granted initial awards consisting of restricted stock units and stock options, and are also entitled to receive annual cash retainers for Board and their respective committee membership and annual restricted stock unit and stock option awards.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

Exhibit No.	Description

99.1	Praxis Precision Medicines, Inc. Non-Employee Director Compensation Policy, as amended effective February 6, 2026

104	Cover Page Interactive Data File (embedded within the inline XBRL document)

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PRAXIS PRECISION MEDICINES, INC.

Date: February 10, 2026	By:	/s/ Marcio Souza
Marcio Souza
Chief Executive Officer